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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 20, 2009, in Amendment No. 6 to the Registration Statement (Form S-1 No. 333-162590) and related Prospectus of Generac Holdings Inc. for the registration of shares of its common stock.

/s/ Ernst & Young LLP

Milwaukee, Wisconsin
February 8, 2010

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm